                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                          SECURITY EXCHANGE ACT OF 1934




Date of report      October 16, 2000
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                            NPS PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



       0-23272                                         87-0439579
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 (Commission File Number)                (I.R.S. Employer Identification No.)



       420 Chipeta Way, Salt Lake City, Utah                      84108-1256
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(Address of Principal Executive Offices)                        (Zip Code)



       (801) 583-4939
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(Registrant's Telephone Number, Including Area Code)



       N/A
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(Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

Amgen Inc., the Company's licensee, is conducting clinical trials with AMG 073, the Company's calcimimetic for the treatment of hyperparathyroidism. On October 15, 2000, Amgen presented positive results from three Phase II clinical trials with AMG 073 in patients with secondary hyperparathyroidism at the annual meeting of the American Society of Nephrology.

Data collected from the Phase II clinical trials indicate that AMG 073 safely and effectively reduced parathyroid hormone, phosphorous and complexes of calcium and phosphorous in dialysis patients with secondary hyperparathyroidism. The data from the first clinical trial indicate single doses of AMG 073 reduced parathyroid hormone levels in a dose dependent manner. In the second clinical trial, multiple doses of AMG 073 effectively reduced parathyroid hormone by 25% to 40% and serum phosphorus by approximately 25%. In the third clinical trial conducted over an eighteen-week period, mean parathyroid hormone levels were 48% lower for the AMG 073 group compared to placebo during the final six-week period. These reductions in parathyroid hormone were accompanied by minimal (6%) reductions in plasma calcium. However, serum phosphorus and complexes of calcium and phosphorus each fell approximately 25% relative to the placebo group during the final six-week period. Persistently elevated calcium-x-phosphorus product has been implicated as a cause of soft tissue and vascular calcification in this disorder. The drug was safe and well tolerated in each of these trials.

Amgen also presented positive results from its Phase II clinical trial in patients with primary hyperparathyroidism at the American Society for Bone and Mineral Research meeting in September 2000. Amgen completed a Phase II clinical trial of AMG 073 in patients with primary hyperparathyroidism which indicates that AMG 073 normalized total serum calcium safely and effectively.

While it is impossible to predict the precise timing of the start or finish of any specific clinical trial, the Company expects Amgen to begin Phase III clinical trials in 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NPS PHARMACEUTICALS, INC.



Date:    October 16, 2000                      /s/ James U. Jensen
                                               --------------------------------
                                               James U. Jensen, Vice President